UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 12, 2008
La Jolla Pharmaceutical Company

(Exact name of registrant as specified in its charter)

Delaware	000-24274	33-0361285

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6455 Nancy Ridge Drive, San Diego, California		92121

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (858) 452-6600
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Effective May 12, 2008, La Jolla Pharmaceutical Company (the “Company”) entered into an amendment (the “Amendment”) to its Rights Agreement, dated as of December 3, 1998 and amended on July 21, 2000, December 14, 2005 and March 1, 2006 (collectively, the “Rights Plan”), between the Company and American Stock Transfer & Trust Company, as rights agent (the “Rights Agent”). Under the Rights Plan, each share of the Company’s common stock has associated with it one common stock purchase right (a “Right”).
A detailed description of the material terms of the Rights Plan, as amended, and the Rights is included in Item 1 of Post-Effective Amendment No. 4 to the Company’s Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on May 14, 2008.
The Amendment amends the definition of “Acquiring Person” to allow Essex Woodlands Health Ventures and its affiliates and associates including, without limitation, Essex Woodlands Health Ventures Fund VI, L.P. and Essex Woodlands Health Ventures Fund VII, L.P., to invest up to a level of just under 37.2% beneficial ownership without triggering the Rights Plan. All other terms of the Rights Plan remain unchanged.
A copy of the Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Rights Plan and the Amendment is qualified in its entirety by reference to those documents.

Item 3.03	Material Modification to Rights of Security Holders.
As indicated under Item 1.01 of this Form 8-K, the Company and the Rights Agent have entered into the Amendment. The Amendment modifies certain rights of holders of the Rights issued under the Rights Plan. The description of such modifications contained in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits. The following exhibit is filed with this report on Form 8-K:

Exhibit
Number	Description of Exhibit

4.1
Amendment No. 4, effective May 12, 2008, to Rights Agreement dated December 3, 1998, as amended, by and between La Jolla Pharmaceutical Company and American Stock Transfer & Trust Company, including the Summary of Rights to be distributed to stockholders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Jolla Pharmaceutical Company
Date: May 14, 2008	By:	/s/ Gail A. Sloan
Gail A. Sloan
Vice President of Finance and Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

4.1
Amendment No. 4, effective May 12, 2008, to Rights Agreement dated December 3, 1998, as amended, by and between La Jolla Pharmaceutical Company and American Stock Transfer & Trust Company, including the Summary of Rights to be distributed to stockholders.